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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 6, 2003

                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                        0-25045            34-1877137
(State or other jurisdiction of         (Commission        (IRS employer
incorporation or organization)          file number)     identification number)



601 Main Street, Wellsville, Ohio            43968            (330) 531-1517
(Address of Principal Executive Offices)   (Zip Code)        (Telephone Number)














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Item 5     Other Events and Required FD Disclosure

           On May 6, 2003, the registrant issued a press release announcing that it will open its first central Ohio office in Columbus, Ohio this summer and another office in Akron, Ohio later this year.

Item 7     Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits

                99 Press Release dated May 6, 2003 announcing that the registrant will open its first central Ohio office in Columbus, Ohio this summer and another office in Akron, Ohio later this year.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTRAL FEDERAL CORPORATION


Dated: May 7, 2003                             By: /s/ David C. Vernon
                                                  ---------------------
                                                  David C. Vernon
                                                  President